Exhibit (23)(d)


                CONSENT OF MERCER CAPITAL MANAGEMENT, INC.




                                                April 3, 1995



     We hereby consent to the inclusion in this registration statement on Form S-4 of our draft report dated June 14, 1994 and to all references to our firm in the registration statement.


                                                Sincerely yours,

                                                MERCER CAPITAL MANAGEMENT,
INC.



                                                T. Alexander Ivy, CPA, AM
                                                Vice President